Exhibit 10.7

                               DATED MAY 25, 2000







                      TELTRAN INTERNATIONAL GROUP, LIMITED

                                       and

                             RELOCATED 411.COM, INC





                                CHARGE OVER SHARE





Browne Jacobson
44 Castle Gate
NOTTINGHAM NG1 7BJ

Telephone: (0115) 9766000
Fax:       (0115) 947 5246
DX:        718130, Nottingham 27



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                                CHARGE OVER SHARE



THIS CHARGE is dated May 25, 2000

and made BETWEEN:

(1) TELTRAN INTERNATIONAL GROUP, LIMITED whose registered office is at 1 Penn Plaza, Suite 4632, New York, New York 10119 ("Teltran")

(2) RELOCATE 411.COM, INC. whose registered office is at 1 Penn Plaza, Suite 4632, New York, New York 10119 ("Relocate")

NOW THIS DEED WITNESSES as follows:

1        COVENANT TO PAY

                  Teltran covenants that it will on demand pay or discharge to Teltran all moneys obligations and liabilities (whether present or future actual or contingent) which may now or at any time hereafter may be or become due owing or incurred by Teltran to Relocate under a loan and securities purchase agreement of even date and made between Teltran (1) and Relocate (2) relating to a loan of US$1,100,000 from Relocate to Teltran (the "Loan") including interest as provided therein so that interest shall be calculated and compounded after as well as before any demand made or judgment obtained hereunder (the "Liabilities").

2        CHARGING CLAUSE

         2.1 Teltran with full title guarantee and as a continuing security for the payment and the discharge of the Liabilities charges by way of first fixed charge its 1 ordinary share of (pound)1 in the capital of Teltran Web Factory Limited (the "Share") to Relocate including all dividends interest distributions and all allotments accretions offers rights benefits and advantages whatsoever at any time accruing offered or arising in respect of the same whether by way of conversion redemption bonus preference option or otherwise (all of which are hereinafter called "Securities") but so that Relocate shall not in any circumstances incur any liability whatsoever in respect of any calls instalments


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                  or otherwise in connection with the Securities.

         2.2 Teltran hereby agrees that Relocate may at any time without notice (as well before as after demand) notwithstanding any settlement of account or any other matter whatsoever set off or transfer any sum owned by Relocate to Teltran in or towards satisfaction of the Liabilities.

3        COVENANTS BY THE CHARGORS

         3.1      Teltran  hereby   covenants  with  Relocate  that  during  the
                  continuance of this security it will at all times:

                  3.1.1 deposit with Browne Jacobson Solicitors of 44 Castle Gate, Nottingham NG1 7BJ, United Kingdom (i) all stock and share certificates and documents of title
                           (ii) a transfer of the Share duly completed in favour of Relocate or otherwise as Relocate may direct and
                           (iii) such other documents (duly executed by or signed on behalf of the registered holder) as Relocate may from time to time require for perfecting its title to the Securities or for vesting or enabling it to vest the same in itself or its nominees or in any purchaser to the intent that Relocate may at any time after the occurrence of any event of default as defined in a secured note of even date made between Teltran and Relocate (together "Events of Default" and each an "Event of Default") without notice present them for registration;

                  3.1.2 duly and promptly pay all calls instalments or other payments which may be made or become due in respect of the Securities as and when the same from time to time become due;

                  3.1.3    not  (without   the  prior   consent  in  writing  of
                           Relocate):

                           3.1.3.1 permit any person other than Teltran to be registered as holder of the Share; or

                           3.1.3.2  create  or  purport  to  create  any lien or
                                    encumbrances   (other   than  in  favour  of
                                    Relocate) on or over the  Securities  or any
                                    part thereof or interest therein; or
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                           3.1.3.3  sell,  transfer or otherwise  dispose of the
                                    Securities or any part thereof or interest therein or attempt or agree so to do.

4        FURTHER ASSURANCE

         Teltran shall at any time if and when required by Relocate execute such further legal or other charges or assignments in favour of Relocate as Relocate shall from time to time require over all or any of the Securities and all rights relating thereto both present and future (including any substituted securities and any vendor's lien) and any other transfers or documents Relocate may from time to time require for perfecting its title to the same or for vesting or enabling it to vest the same in itself or its nominees or in any purchaser to secure the Liabilities or to facilitate the realisation of the Securities or the exercise of the powers conferred on Relocate herein.

5        POWERS OF RELOCATE

         5.1      At any  time  after an Event of  Default  or if  requested  by
                  Teltran:

                  5.1.1 Relocate and any nominee of Relocate wheresoever situate may without further notice and without the restrictions contained in section 103 of the Law of Property Act 1925 in respect of all or any of the Securities exercise all the powers or rights which may be exercisable by the registered holder of the Securities and all other powers conferred on mortgagees by the Law of Property Act 1925 as hereby varied or extended;

                  5.1.2 any dividends interest or other payments which may be received or receivable by Relocate or by any nominees in respect of any of the Securities may be applied by Relocate as though they were proceeds of sale;

                  5.1.3 Relocate and its nominees at the discretion of Relocate may exercise in the name of Teltran or otherwise at any time and without any further consent or authority on the part of Teltran in respect of the Securities any voting rights and all powers given to Trustees by sections 10(3) and (4) of the Trustee Act 1925 (as amended by the section 9 of the


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                           Trustee Investment Act 1961) in respect of securities
                           or property subject to a trust and any powers or rights which may be exercisable by the person in whose name the Securities are registered or by the bearer thereof;

                  5.1.4 Teltran will if so requested by Relocate transfer all or any of the Securities to such nominees wheresoever situate or agents as Relocate may select and that Relocate may hold all or any of such Securities in any office Relocate or with any correspondents or other agents whether in the United Kingdom or overseas and that all the Securities shall be held at the expense risk and responsibility of Teltran.

                  5.2 Section 93 of the Law of Property Act 1925 shall not apply to this security or to any security given to Relocate pursuant hereto.

5.3 In exercising the powers referred to in Clause 5.1, the Securities or any part thereof may be sold or disposed of at such times in such manner and generally on such terms and conditions and for such consideration as Relocate may think fit. Any such sale or disposition may be for cash, debentures or other obligations, share stock securities or other valuable consideration and be payable immediately or by instalments spread over such period as Relocate shall think fit. No purchaser or other person shall be bound or concerned to see or enquire whether the right of Relocate to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

5.4 All money received by Relocate in the exercise of any powers conferred by this Charge shall be applied after the discharge of all liabilities having priority thereto in or towards satisfaction of the Liabilities.

5.5 Teltran hereby covenants with Relocate on demand to pay all costs charges and expenses (including stamp duty, registration fees and other duties) incurred by Relocate or which it shall properly incur in or about the enforcement preservation or attempted preservation of this security or of the Securities or any of such securities or in the exercise or purported exercise of any of the powers herein contained on a full indemnity basis.
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5.6      Teltran  hereby agrees fully to indemnify  and hold  harmless  Relocate from and against all losses, actions, claims, expenses, demands and liabilities whether in contract tort or otherwise and in respect of calls or other payments relating to the Securities it has charged
         hereunder   now  or  hereafter   incurred  by  it  or  by  any  nominee
         correspondent agent officer or employee for whose liability act or omission it may be answerable for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by any breach by Teltran of any of its covenants or other obligations hereunder to Relocate.

6        POWER OF ATTORNEY

         Teltran by way of security hereby irrevocably appoints Relocate and the persons deriving title under it severally to be Teltran's attorney in its name and on its behalf and as the act and deed of Teltran or otherwise to execute and complete any transfers or other documents which Relocate may require for perfecting its title to or for vesting the Securities in Relocate and its nominees or in any purchaser or any other alteration or addition thereto and to re-deliver the same thereafter and do all such acts and things as may be required for a full exercise of the powers hereby conferred including any sale or other disposition realisation or getting in by Relocate or its nominees of the Securities and this appointment shall operate as a general power of attorney made under section 10 of the Powers of Attorney Act 1971. Teltran hereby covenants with Relocate to ratify and confirm any deed document act and thing and all transactions which any such attorney may lawfully execute or do by virtue of this clause 6.

7        MISCELLANEOUS

         7.1 No failure or delay by Relocate in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy.

         7.2 Each of the provisions of this Charge is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable, the validity, legality and enforceability of the remaining


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                  provisions hereof shall not in any way be affected or impaired thereby.

         7.3 Any notice or demand for payment by Relocate hereunder shall without prejudice to any other effective mode of making the same be deemed to have been properly served on Teltran if delivered or sent by first class post to Teltran at the address given above or at such other address as Teltran may from time to time direct. Any such notice or demand sent by first class letter post shall, if posted before the last scheduled collection of letters from the place of posting on any day, be deemed to have been served on the addressee at 10am on the next business day following the day of posting notwithstanding that it be undelivered or returned undelivered and in proving such service it shall be sufficient to prove that the notice or demand was properly addressed and posted.

         7.4 In this Charge headings to clauses are for convenience only and have no legal effect and references to Clauses are to clauses of this Charge unless otherwise stated.

         7.5 In this Charge the expressions "Relocate" where the context admits include its respective successors whether immediate or derivative. Any reconstruction, reorganisation or change in the constitution of Relocate or its absorption in or amalgamation with any other person or the acquisition of all or part of its undertakings by any other person shall not in any way prejudice or affect its rights hereunder.

         7.6 Teltran hereby irrevocably appoints any such successors of Relocate to be his/her attorney in the terms and for the purposes set out in clause 6.

8        ASSIGNMENT

         Relocate and Teltran may not assign any of their respective rights or obligations under this Charge save that Relocate may assign its rights and obligations under this Charge to any subsidiary or the holding company of Relocate or any subsidiary of the holding company of Relocate (as those expressions are defined in section 736 of the Companies Act 1985).
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9        JURISDICTION

         9.1 This Charge shall be governed by and interpreted in accordance with English Law.

         9.2 Teltran and Relocate hereby irrevocably submit to the non-exclusive jurisdiction of the High Court of Justice in England but this Charge may be enforced in any court of competent jurisdiction.

IN WITNESS whereof this Charge has been executed and delivered as Deed on the date first above written.





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SIGNED as a DEED                    )
                                    )
by TELTRAN INTERNATIONAL            )
                                    )
GROUP, LIMITED                      )
                                    )
acting by its                       )

                                    Director /s/ [ILLEGIBLE]
                                             ----------------------------------

                                    Director/Secretary  /s/ [ILLEGIBLE]
                                                       -------------------------



SIGNED as a DEED                    )
                                    )
by RELOCATE 411.COM, INC            )
                                    )
acting by its                       )

                                    Director
                                            ------------------------------------

                                    Director/Secretary /s/ [ILLEGIBLE]
                                                       -------------------------